MANAGER AND FOUNDER
        AQUILA MANAGEMENT CORPORATION
        380 Madison Avenue, Suite 2300
        New York, New York 10017

INVESTMENT SUB-ADVISER
        CITIZENS BANK OF RHODE ISLAND
        One Citizens Plaza
        Providence, Rhode Island 02903

BOARD OF TRUSTEES
        Lacy B. Herrmann, Chairman
        Vernon R. Alden
        Paul Y. Clinton
        David A. Duffy
        William J. Nightingale
        J. William Weeks

OFFICERS
        Diana P. Herrmann, President
        Stephen J. Caridi, Senior Vice President
        Rose F. Marotta, Chief Financial Officer
        Richard F. West, Treasurer
        Edward M.W. Hines, Secretary

DISTRIBUTOR
        AQUILA DISTRIBUTORS, INC.
        380 Madison Avenue, Suite 2300
        New York, New York 10017

CUSTODIAN
        BANK ONE TRUST COMPANY, N.A.
        100 East Broad Street
        Columbus, Ohio 43271

TRANSFER AND SHAREHOLDER SERVICING AGENT
        PFPC INC.
        400 Bellevue Parkway
        Wilmington, Delaware 19809

INDEPENDENT AUDITORS
        KPMG LLP
        757 Third Avenue
        New York, New York 10017



Further information is contained in the Prospectus, which must precede or accompany this report.



ANNUAL
REPORT

JUNE 30, 2000
A TAX-FREE INCOME INVESTMENT

[Logo of Narragansett Insured Tax-Free Income Fund: rectangle with profile view of a sailboat on top of waves and three seagulls flying above it]

[Logo of the Aquila Group of Funds: an eagle's head]

                                   ONE OF THE
                            AQUILASM GROUP OF FUNDS

[Logo of Narragansett Insured Tax-Free Income Fund: rectangle with profile view of a sailboat on top of waves and three seagulls flying above it]

                   NARRAGANSETT INSURED TAX-FREE INCOME FUND

                                 ANNUAL REPORT

                                 "CONSISTENCY"

                                                                 August 18, 2000


Dear Fellow Shareholder:

     If there is one word that captures the essence of Narragansett Insured Tax-Free Income Fund, that word is "CONSISTENCY."

     The Fund has constantly attempted to provide:

     *    CONSISTENCY of share value,

     *    CONSISTENCY in the TAX-FREE return produced by the Fund

     *    CONSISTENCY of quality of investments and

     *    CONSISTENCY in the type of investments for the Fund.

CONSISTENCY OF SHARE VALUE

     As you are aware, management of the Fund cannot control interest rates or their effect upon the market. Interest rates are primarily controlled by the Federal Reserve Board. The Fed increases or decreases rates as they feel is necessary in order to maintain the stability and growth potential of the economy of the United States.

     When the Federal Reserve feels that growth in the economy is increasing at too rapid a pace, they tend to increase interest rates and reduce the supply of money in order to slow down the rate of growth. (This is what has happened during the past year or so.) On the other hand, when the Federal Reserve feels that the economy needs stimulation, there is a tendency to decrease interest rates and increase the supply of money in order to provide an additional impetus to the overall economy.

     Interest rate changes have the effect in the marketplace of creating changes in the share value of fixed-income securities such as the Fund. As we have previously indicated, when interest rates go up, the share value goes down. And, when interest rates go down, the share value goes up. What we have done is to use various investment management techniques to dampen the swings that can occur in the share value of the Fund.


     Despite the variations in share price that have taken place since the inception of the Fund, management of the Fund has strived to provide, to the maximum extent possible, CONSISTENCY in the value of the Fund's shares. This you will note from the chart below.

[Graphic of a bar chart with following information:]

            SHARE NET ASSET VALUE
            9/30/92        $ 9.52
            12/31/92         9.59
            12/31/93        10.31
            12/31/94         9.11
            12/31/95        10.24
            12/31/96        10.14
            12/31/97        10.46
            12/31/98        10.55
            12/31/99         9.76
            6/30/2000        9.91


     Since the majority of investors using the Fund are pre-retirees or retirees, this action by the Fund of maintaining a stable share value is what we feel is in the best interest of all shareholders. We want you to know that when you need money from your investment in the Fund, it is THERE - at approximately the same value that it has been all along.

CONSISTENCY IN THE TAX-FREE RETURN PRODUCED BY THE FUND

     When you look at the Fund in terms of income produced on a year-by-year basis, you will observe that we have tried to provide the maximum level of yearly TAX-FREE return as can be produced by a quality-oriented portfolio of municipal securities.

     As you are aware, this level of return will vary from year to year as interest rate changes by the Federal Reserve affect the overall marketplace. Nevertheless, there is a CONSISTENCY to the level of return that the Fund would like to provide for you and other shareholders.

     Although the income level received by shareholders will vary from year to year, it does have a CONSISTENCY to it. And, this is why shareholders buy and own the Fund - for that CONSISTENCY of TAX-FREE income.

     During recent years, the level of SPENDABLE TAX-FREE return provided to shareholders has ranged between 4.48% to 5.05% based upon an average share value of the Fund.

     Shareholders of Narragansett Insured Tax-Free Income Fund should not buy or sell the Fund based upon capital appreciation, such as they would with an equity or stock fund.

     An analogy for a shareholder of Narragansett Insured Tax-Free Income Fund would be a person buying a dairy cow for the steady stream of milk it supplies, not for what it might be worth when he/she sells it.

     What the Fund is providing is a relatively steady stream of TAX-FR EE income and a relatively stable share value.


     Shareholders  buy and hold their position in Narragansett  Insured Tax-Free
Income Fund for the longer term, not for a quick in and out. Therefore, shareholders do NOT and should NOT look upon the Fund for its total return - but, rather for the income stream it provides in the form of TAX-FREE dividends.

     Also, when you look at the recent level of TAX-FREE income provided by the Fund and measure that against the taxable income required to provide the same amount of money in your pocket, here's what things look like.

[Graphic of a bar chart with the following information:]

           NARRAGANSETT INSURED TAX-FREE INCOME FUND'S DOUBLE TAX-FREE
          DISTRIBUTION RATE AS COMPARED TO THE TAXABLE EQUIVALENT RATE
             AN INVESTOR WOULD HAVE TO EARN AT VARIOUS TAX BRACKETS

 TAX BRACKET  DOUBLE TAX-FREE DISTRIBUTION RATE    TAXABLE EQUIVALENT INCOME
     28%                   4.75%                             7.15%
     31%                   4.75%                             7.65%
     36%                   4.75%                             8.41%
     40%                   4.75%                             9.04%

CONSISTENCY OF QUALITY OF INVESTMENTS


     Since   inception  of  the  Fund,   management  has   CONSISTENTLY   sought
high-quality investments for its shareholders.

     We don't like surprises. Nor, do shareholders like surprises. We believe the best way to avoid surprises is to stick with quality.

     With the securities in the Trust, we have gone one step further. We have constantly made sure that every security in the portfolio has a AAA rating. For the most part, this has been achieved through insurance provided by prominent nationally-recognized insurance companies which specialize in insuring municipal securities. We are still conscious - as many of the citizens of Rhode Island are
- of the credit problems that existed in the state in the early 1990s. Insurance can avoid any future problems.

CONSISTENCY IN THE TYPE OF INVESTMENTS FOR THE FUND

     Management of Narragansett Insured Tax-Free Income Fund has CONSISTENTLY embraced the idea that your investment should not only help shareholders financially, but also help your state and its communities. Thus, investments in the Fund are as diversified as possible. Diversification geographically and by type of project is another way of ensuring that your money is doing the best job possible for not only you, but also for your community and state.


[Graphic of a pie chart with the following information:]

            PORTFOLIO DISTRIBUTION BY MARKET SECTOR

            Various Purposes                 44.90%
            School Districts                  1.15%
            Development                      12.08%
            Higher Education                 22.72%
            Other                             9.21%
            Hospitals                         1.41%
            Utilities                         0.15%
            Housing                           0.89%
            Water                             7.49%


SUMMARY

     As we have tried to illustrate in this report to you, the essence of Narragansett Insured Tax-Free Income Fund is CONSISTENCY. This is what we feel that shareholders are primarily interested in. And, this is exactly what we are trying to provide to you and other shareholders.

CONSISTENCY OF APPRECIATION

     As always, we again wish to express our appreciation for the confidence you have shown by your investment in Narragansett Insured Tax-Free Income Fund. We can assure you that we will CONSISTENTLY do our best to merit your continued level of trust.

            Sincerely,


/s/  Diana P. Herrmann
-----------------------
Diana P. Herrmann
President


/s/  Lacy B. Herrman
--------------------
Lacy B. Herrmann
Chairman, Board of Trustees

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class A shares of Narragansett Insured Tax-Free Income Fund at its inception in September, 1992 and maintaining this investment through the Fund's latest fiscal year-end, June 30, 2000 as compared with the Lehman Brothers Quality Intermediate Municipal Bond Index and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be not ed that the Lehman Index does not include any operating expenses nor sales charges and being nationally oriented, does not reflect state specific bond market performance.

[Graphic of a line chart with the following information:]

        LEHMAN BROTHERS QUALITY INTERMEDIATE                FUND'S CLASS A SHARES
                MUNICIPAL BOND INDEX              WITH SALES CHARGE   WITHOUT SALES CHARGE          COST OF LIVING INDEX

6/92                  $10,000                          $ 9,600               $10,000                      $10,000
6/93                   10,779                           10,467                10,904                       10,227
6/94                   10,922                           10,421                10,855                       10,482
6/95                   11,796                           11,527                12,007                       10,800
6/96                   12,451                           12,043                12,545                       11,105
6/97                   13,303                           13,143                13,691                       11,353
6/98                   14,230                           14,164                14,754                       11,544
6/99                   14,662                           14,408                15,008                       11,771
6/00                   15,420                           14,784                15,400                       12,194



                                   AVERAGE ANNUAL TOTAL RETURN
                                 FOR PERIODS ENDED JUNE 30, 2000

                                                            SINCE
                              1 YEAR        5 YEARS       INCEPTION
Class A (9/10/92)
    With Sales Charge         (1.49)%        4.50%          5.13%
    Without Sales Charge       2.58          5.36           5.68

Class C (5/1/96)
    With CDSC                  0.70           n/a           4.09
    Without CDSC               1.71           n/a           4.09

Class Y (5/1/96)
    No Sales Charge            2.73           n/a           5.31

Class I (11/4/98)
    No Sales Charge            2.56           n/a           1.08*

Lehman Index                   4.00          5.47           5.69 (Class A)
                               4.00           n/a           5.38 (Class C&Y)
                               4.00           n/a           2.39* (Class I)

* Not annualized

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period were invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge (CDSC), imposed on redemptions made within the first 12 months after purchase. Class Y and Class I shares are sold without any sales charge. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each classes' income may be subject to federal and state income taxes. Past performance is not predictive of future investment results.

                             MANAGEMENT DISCUSSION

     Narragansett Insured Tax-Free Income Fund (the "Fund") has strived to provide as high a level of DOUBLE TAX-FREE income as possible within self imposed quality constraints. The Fund has purchased only municipal securities rated AAA by nationally-renowned credit rating services. As an extra measure of credit protection to shareholders, all securities owned by the Fund are insured by nationally-prominent municipal bond insurance companies as to timely payment of principal and interest when due. A maximum average maturity profile of under 15 years has been and will continue to be maintained for the Fund's portfolio in order to produce a reasonable level of income return, yet relatively high stability for the Fund's share price. At the June 30, 2000 fiscal year end the portfolio had an average maturity of 11.3 years.

     The 1999 calendar year continued the strong economic pace of the prior year. This economic momentum carried through into the second half of the Fund's fiscal year ended June 30, 2000 and in doing so, it eclipsed the longevity of the upward economic activity of the 1980's, to become the second-longest recovery on record.

     Indeed, the character and longevity of this upward economic movement has been most impressive. It has been marked by a low inflation rate combined with a low unemployment rate within the United States. Additionally, we are even beginning to see some positive economic activity in several major foreign countries.

     In order to control domestic economic growth, which has produced tight labor markets, the Federal Reserve took the preemptive action of raising interest rates six times since June 1999, for a total increase of 1 3/ 4%. Inflation statistics have not shown any major resurgence, even though overall economic momentum has been above average. However, the Federal Reserve believes it is easier to slow down economic momentum than it is to wring out accelerated inflation.

     Corporate earnings, as well as the overall level of personal income in our country, have risen above forecasted levels. This higher level of income has resulted in the government garnering more taxes and therefore increased our country's budget surplus. The result has been an increased call for a reduction in personal income taxes. Indeed, continued economic improvement and additional budget surpluses are fully anticipated. Consequently, how this desire for reduced taxes will pan out, is yet to be determined.

     With a low level of inflation, the current level of real interest rates is very attractive. Further, with the increase in interest rates that was prompted by the Federal Reserve, the Fund will have an easier time in maintaining a desirable level of yield. Nevertheless, the quality of the individual issues in the portfolio remains the foundation for maintaining the Fund's objective of preserving capital, while at the same time producing a competitive yield.

     Given the current Federal income tax rates and the piggy-back Rhode Island income tax rate, the Narragansett Insured Tax-Free Income Fund produces a yield that is very attractive for Rhode Island residents when compared to taxable fixed-income securities.

     Management believes that having available to the Fund a locally-based investment manager with its knowledge of and experience in the Rhode Island municipal market continues to add considerable value to the portfolio and provides a distinct benefit to Fund shareholders.

     The Fund's investment sub-adviser will continue to oversee the portfolio with a strong emphasis on achieving a balance between providing shareholders with share price stability, acceptable double tax-free income return, and maintaining the highest standards of credit quality.

[Logo of KPMG LLP: four solid rectangles with the letters KPMG in front of them]

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Narragansett Insured Tax-Free Income Fund:

     We have audited the accompanying statement of assets and liabilities of Narragansett Insured Tax-Free Income Fund, including the statement of investments, as of June 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Narragansett Insured Tax-Free Income Fund as of June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                              /s/ KPMG LLP
                                                              ------------

New York, New York
August 4, 2000

                   NARRAGANSETT INSURED TAX-FREE INCOME FUND
                            STATEMENT OF INVESTMENTS
                                 JUNE 30, 2000

                                                                                 RATING
        FACE                                                                    MOODY'S/
       AMOUNT         GENERAL OBLIGATION BONDS (47.0%)                            S&P                  VALUE
                      Town of Bristol, Rhode Island, MBIA Insured
$         1,000,000      5.100%, 08/15/07                                       Aaa/AAA            $   1,007,500
            100,000      6.000%, 12/15/11                                       Aaa/AAA                  103,500
            100,000      6.000%, 12/15/12                                       Aaa/AAA                  103,375
                      Town of Burrillville, Rhode Island, AMBAC Insured
            405,000      5.300%, 07/15/08                                       Aaa/AAA                  412,087
                      Town of Burrillville, Rhode Island, MBIA Insured
            250,000      5.400%, 10/15/06                                       Aaa/AAA                  257,187
            250,000      5.500%, 10/15/07                                       Aaa/AAA                  257,500
            150,000      5.700%, 10/15/10                                       Aaa/AAA                  154,687
                      Central Falls, Rhode Island, MBIA Insured
            500,000      4.900%, 11/15/05                                       Aaa/AAA                  502,500
            500,000      5.200%, 11/15/09                                       Aaa/AAA                  505,625
                      Cranston, Rhode Island, MBIA Insured
          1,120,000      5.300%, 07/15/05, MBIA Insured                         Aaa/AAA                1,139,600
            300,000      5.500%, 06/15/07, MBIA Insured                         Aaa/AAA                  310,500
            500,000      5.450%, 11/15/11, FGIC Insured                         Aaa/AAA                  514,375
                      Town of Cumberland, Rhode Island, MBIA Insured
            345,000      5.500%, 09/01/06                                       Aaa/AAA                  357,937
            500,000      5.600%, 10/01/08                                       Aaa/AAA                  513,125
            500,000      5.000%, 08/01/15                                       Aaa/AAA                  470,625
                      Town of Lincoln, Rhode Island, MBIA Insured
            400,000      5.100%, 01/15/06                                       Aaa/AAA                  405,000
            400,000      5.200%, 08/15/06                                       Aaa/AAA                  407,500
          1,000,000      5.500%, 08/15/10                                       Aaa/AAA                1,022,500
            100,000      5.625%, 04/15/11                                       Aaa/AAA                  102,125
                      Town of Lincoln, Rhode Island, FGIC Insured
            250,000      5.750%, 08/01/15                                       Aaa/AAA                  254,687
                      Narragansett, Rhode Island, MBIA Insured
            300,000      5.100%, 09/15/06                                       Aaa/AAA                  304,125
          1,000,000      5.300%, 09/15/08                                       Aaa/AAA                1,018,750
                      Newport, Rhode Island, MBIA Insured
            150,000      6.550%, 08/15/07                                       Aaa/AAA                  155,813
                      Newport, Rhode Island, Series B, FGIC Insured




$           250,000      4.900%, 05/15/06                                       Aaa/AAA            $     250,313
            500,000      5.000%, 05/15/07                                       Aaa/AAA                  502,500
            500,000      5.100%, 05/15/08                                       Aaa/AAA                  503,750
                      North Providence, Rhode Island, Series A,
                         MBIA Insured
            400,000      5.700%, 07/01/08                                       Aaa/AAA                  419,500
                      Pawtucket, Rhode Island,
            100,000      6.650%, 09/15/06, MBIA Insured                         Aaa/AAA                  104,250
            600,000      4.300%, 09/15/09, AMBAC Insured                        Aaa/NR                   558,000
            250,000      4.400%, 09/15/10, AMBAC Insured                        Aaa/NR                   232,813
                      Pawtucket, Rhode Island, FGIC Insured
            310,000      5.625%, 04/15/07                                       Aaa/AAA                  321,238
            500,000      5.750%, 04/15/09                                       Aaa/AAA                  518,125
                      Providence, Rhode Island, MBIA Insured
            100,000      5.400%, 08/01/01                                       Aaa/AAA                  101,082
            100,000      5.500%, 01/15/04                                       Aaa/AAA                  102,375
            100,000      5.900%, 01/15/09                                       Aaa/AAA                  103,125
            200,000      5.250%, 01/15/12                                       Aaa/AAA                  200,250
                      Providence, Rhode Island, FSA Insured
            700,000      5.500%, 01/15/11                                       Aaa/AAA                  718,375
                      Providence, Rhode Island, AMBAC Insured
          1,925,000      5.200%, 04/01/11                                       NR/AAA                 1,908,156
                      East Providence, Rhode Island, MBIA Insured
            500,000      5.400%, 05/15/07                                       Aaa/AAA                  514,375
                      Commonwealth of Puerto Rico, MBIA Insured
            100,000      5.750%, 07/01/09                                       Aaa/AAA                  103,250
            100,000      6.000%, 07/01/14                                       Aaa/AAA                  103,000
            500,000      5.875%, 07/01/18                                       Aaa/AAA                  521,250
                      Commonwealth of Puerto Rico, AMBAC Insured
            500,000      5.850%, 07/01/15                                       Aaa/AAA                  520,625
                      State of Rhode Island Refunding, Series A,
                         FGIC Insured
          1,000,000      5.000%, 07/15/05                                       Aaa/AAA                1,008,750
                      State of Rhode Island Refunding, Series A,
                         FGIC Insured




$         1,000,000      5.125%, 07/15/11                                       Aaa/AAA            $     995,000
                      State of Rhode Island Refunding, Series A,
                         FGIC Insured
          1,500,000      5.000%, 09/01/15                                       Aaa/AAA                1,411,875
                      Rhode Island Consolidated Capital Development
                         Loan, 1992 Series A, FGIC Insured
          1,050,000      5.500%, 08/01/07                                       Aaa/AAA                1,076,166
                      Rhode Island Consolidated Capital Development
                         Loan, 1993 Series A, AMBAC Insured
          1,000,000      4.800%, 06/15/02                                       Aaa/AAA                1,003,750
                      Rhode Island Consolidated Capital Development
                        Loan, 1993 Series A, FGIC Insured
          1,000,000      5.100%, 11/01/13                                       Aaa/AAA                  975,000
                      Town of Scituate, Rhode Island, MBIA Insured
            375,000      5.500%, 04/01/09                                       Aaa/AAA                  385,781
                      South Kingstown, Rhode Island, MBIA Insured
            390,000      5.000%, 03/15/08                                       Aaa/AAA                  390,975
            390,000      5.050%, 03/15/09                                       Aaa/AAA                  390,975
            170,000      5.200%, 06/01/09                                       Aaa/AAA                  171,700
            170,000      5.250%, 06/01/10                                       Aaa/AAA                  171,700
            100,000      6.300%, 12/15/11                                       Aaa/AAA                  104,250
            500,000      5.500%, 06/15/12                                       Aaa/NR                   509,375
                      South Kingstown, Rhode Island, AMBAC Insured
            400,000      4.900%, 11/15/07                                       Aaa/AAA                  399,500
                      Warwick, Rhode Island, MBIA Insured
            150,000      6.100%, 11/15/01                                       Aaa/AAA                  153,188
                      Warwick, Rhode Island, FSA Insured
            195,000      5.600%, 08/01/14                                       Aaa/AAA                  198,900
          1,000,000      5.000%, 03/01/18                                       Aaa/AAA                  917,500
                      West Warwick, Rhode Island, MBIA Insured
            500,000      5.800%, 01/01/04                                       Aaa/AAA                  516,875
            500,000      5.900%, 01/01/05                                       Aaa/AAA                  516,875
                      Woonsocket, Rhode Island,





$           385,000      5.125%, 03/01/11, MBIA Insured                         Aaa/AAA            $     384,037
            655,000      4.450%, 12/15/12, FGIC Insured                         Aaa/NR                   595,231
            685,000      4.550%, 12/15/13, FGICInsured                          Aaa/NR                   622,494
                         Total General Obligation Bonds                                               31,486,872

                      REVENUE BONDS (52.5%)
                      HIGHER EDUCATION REVENUE BONDS (14.9%)
                      Rhode Island Health & Education Building Corp.,
                         Bryant College, MBIA Insured
            100,000      6.300%, 06/01/03                                       Aaa/AAA                  104,125
                      Rhode Island Health & Education Building Corp.,
                         Bryant College, 1992 2nd Series, MBIA Insured
             50,000      5.550%, 06/01/03                                       Aaa/AAA                   51,125
            100,000      5.800%, 06/01/05                                       Aaa/AAA                  103,625
                      Rhode Island Health & Education Building Corp.,
                         Johnson & Wales University, 1993 Series A,
                         AMBAC Insured
            100,000      5.200%, 04/01/04                                       NR/AAA                   100,875
            500,000      5.250%, 04/01/16                                       NR/AAA                   478,125
                      Rhode Island Health & Education Building Corp.,
                         Johnson & Wales University, 1992 Series A,
                         AMBAC Insured
            200,000      5.875%, 04/01/05                                       NR/AAA                   207,000
            150,000      5.750%, 04/01/12                                       NR/AAA                   153,563
            150,000      6.375%, 04/01/12                                       NR/AAA                   157,500
                      Rhode Island Health & Education Building Corp.,
                         Johnson & Wales University, 1999 Series A,
                         MBIA Insured
            465,000      5.500%, 04/01/15                                       Aaa/AAA                  466,163
            600,000      5.500%, 04/01/16                                       Aaa/AAA                  598,500
                      Rhode Island Health & Education Building Corp.,
                         Providence College, 1993 Series, MBIA Insured
            500,000      5.125%, 11/15/11                                       Aaa/AAA                  490,000
                      Rhode Island Health & Education Building Corp.,
                         Providence College, 1993 Series, MBIA Insured
                         (continued)




$           300,000      5.600%, 11/01/09                                       Aaa/AAA            $     305,250
            300,000      5.600%, 11/01/10                                       Aaa/AAA                  304,500
          1,500,000      5.600%, 11/01/22                                       Aaa/AAA                1,438,125
                      Rhode Island Health & Education Building Corp.,
                         Rhode Island School of Design, 1992 Series,
                         MBIA Insured
            200,000      5.800%, 06/01/05                                       Aaa/AAA                  207,750
                      Rhode Island Health & Education Building Corp.,
                         Brown University, 1993 Series, MBIA Insured
            500,000      5.400%, 09/01/18                                       Aaa/AAA                  481,250
            500,000      5.375%, 09/01/23                                       Aaa/AAA                  470,000
                      Rhode Island Health & Education Building Corp.,
                        Brown University, MBIA Insured
          1,000,000      5.000%, 09/01/23                                       Aaa/AAA                  875,000
                      Rhode Island Health & Education Building Corp.,
                         Roger Williams University, 1996 Series S,
                         AMBAC Insured
          1,000,000      5.500%, 11/15/11                                       NR/AAA                 1,008,750
                      Rhode Island Health & Education Building Corp.,
                         Roger Williams University, 1996 Series S,
                         AMBAC Insured
          1,000,000      5.000%, 11/15/18                                       Aaa/AAA                  902,500
                      Rhode Island Health & Education Building
                         Corp. - Board of Governors, 1993 Series A,
                         MBIA Insured
            450,000      5.300%, 09/15/08                                       Aaa/AAA                  450,562
            500,000      5.250%, 09/15/23                                       Aaa/AAA                  458,125
                      Rhode Island Health & Education Building Corp.,
                         Salve Regina, 1993 Series, AMBAC Insured
            150,000      6.100%, 03/15/06                                       NR/AAA                   156,562
                                                                                                       9,968,975

                      HOSPITAL REVENUE BONDS (1.5%)
                      Rhode Island Health & Education Building
                         Corporation, Women & Infants Hospital, 1992
                         Series, FSA Insured




$           100,000      6.150%, 09/01/05                                       Aaa/AAA            $     104,000
            400,000      6.350%, 09/01/07                                       Aaa/AAA                  417,500
            300,000      6.550%, 09/01/13                                       Aaa/AAA                  314,625
                      Rhode Island Health & Education Building
                         Corporation, Kent County Memorial Hospital
            150,000      6.000%, 07/01/06 1992 Series, MBIA Insured             Aaa/AAA                  153,563
                                                                                                         989,688

                      MORTGAGE REVENUE-MULTI FAMILY BONDS (0.9%)
                      Rhode Island Housing & Mortgage Finance Corp,
                         1995 Series A, AMBAC Insured
            300,000      5.450%, 07/01/04                                       Aaa/AAA                  304,125
            300,000      5.550%, 07/01/05                                       Aaa/AAA                  305,625
                                                                                                         609,750

                      WATER AND SEWER REVENUE BONDS (4.0%)
                      Kent County Water Authority Revenue Bonds,
                         1994 Series A, MBIA Insured
            250,000      5.700%, 07/15/04                                       Aaa/AAA                  258,125
                      Bristol County Rhode Island Water Authority,
            750,000      1997 Series A, MBIA Insured 5.250%, 07/01/17           Aaa/AAA                  713,438
                      Bristol County Rhode Island, MBIA Insured
            300,000      5.000%, 12/01/08                                       Aaa/AAA                  297,375
                      Rhode Island Clean Water Protection Finance
                         Agency, Series A, AMBAC Insured
            500,000      4.750%, 10/01/20                                       Aaa/AAA                  433,750
                      Rhode Island Clean Water Protection Finance
                         Agency, Series 1999C, MBIA Insured
          1,000,000      5.125%, 10/01/11                                       Aaa/AAA                  985,000
                                                                                                       2,687,688

                      UTILITY REVENUE BONDS (0.1%)
                      Puerto Rico Electric Power Authority, Series Q,
                         FSA Insured




$           100,000      5.750%, 07/01/07                                       Aaa/AAA            $     103,375
                                                                                                         103,375

                      DEVELOPMENT REVENUE BONDS (19.9%)
                      Rhode Island Convention Center Authority, 1991
                         Series A, MBIA Insured (Escrowed to Maturity)
            100,000      6.100%, 05/15/01                                       Aaa/AAA                  103,311
            150,000      6.300%, 05/15/01                                       Aaa/AAA                  155,216
            100,000      6.375%, 05/15/01                                       Aaa/AAA                  103,540
                      Rhode Island Convention Center Authority,
                         1993 Series B, MBIA Insured
            500,000      5.000%, 05/15/07                                       Aaa/AAA                  497,500
                      Rhode Island Convention Center Authority, 1993
                         Series A, AMBAC Insured
            500,000      5.400%, 05/15/08                                       Aaa/AAA                  508,750
            300,000      5.500%, 05/15/13                                       Aaa/AAA                  303,000
          1,000,000      5.000%, 05/15/20                                       Aaa/AAA                  906,250
          1,200,000      5.000%, 05/15/23                                       Aaa/AAA                1,078,500
                      Rhode Island Public Building Authority State Public
                         Projects, 1990 Series A, AMBAC Insured
                         (Escrowed to Maturity)
            300,000      6.600%, 02/01/01                                       Aaa/AAA                  309,459
            710,000      6.000%, 02/01/01                                       Aaa/AAA                  716,170
                      Rhode Island Public Building Authority State Public
                         Projects, 1993 Series A, AMBAC Insured
            500,000      5.100%, 02/01/05                                       Aaa/AAA                  503,125
          1,000,000      5.250%, 02/01/10                                       Aaa/AAA                1,001,250
                      Rhode Island Public Building Authority State Public
                         Projects, 1990 Series A, AMBAC Insured
            785,000      6.000%, 02/01/11                                       Aaa/AAA                  791,602
                      Rhode Island Public Building Authority State Public
                         Projects, 1989 Series A, AMBAC Insured




$         1,000,000      (Escrowed to Maturity) 5.250%, 02/01/09                Aaa/AAA            $   1,002,500
                      Rhode Island Public Building Authority State Public
                         Projects, 1996 School Series B, MBIA Insured
            500,000      5.500%, 12/15/14                                       Aaa/AAA                  501,250
          1,000,000      5.250%, 12/15/14                                       Aaa/AAA                  981,250
            500,000      5.500%, 12/15/15                                       Aaa/AAA                  498,750
                      Rhode Island Public Building Authority State Public
                         Projects, 1999 Series A, AMBAC Insured
            500,000      5.000%, 12/15/09                                       Aaa/AAA                  497,500
                      Rhode Island State Economic Development Corp.,
                         University of Rhode Island Series, FSA Insured
            750,000      4.800%, 11/01/11                                       Aaa/NR                   705,938
            750,000      4.900%, 11/01/12                                       Aaa/NR                   708,750
            750,000      4.900%, 11/01/13                                       Aaa/NR                   707,813
            750,000      5.000%, 11/01/14                                       Aaa/NR                   711,562
                                                                                                      13,292,986

                      POLLUTION CONTROL REVENUE BONDS (3.3%)
                      Rhode Island Clean Water Protection, 1993 Series A,
                         MBIA Insured
            200,000      5.300%, 10/01/07                                       Aaa/AAA                  202,500
            300,000      5.400%, 10/01/09                                       Aaa/AAA                  304,875
          1,250,000      5.400%, 10/01/15                                       Aaa/AAA                1,243,750
                      Rhode Island Clean Water Protection, 1993 Series B,
                         MBIA Insured,
            500,000      4.500, 10/01/11                                        Aaa/AAA                  458,750
                                                                                                       2,209,875

                      OTHER REVENUE BONDS (7.9%)
                      State of Rhode Island Depositors Economic
                         Protection Corp., 1992 Series A, FSA Insured
            210,000      6.000%, 08/01/01                                       Aaa/AAA                  213,573
                      State of Rhode Island Depositors Economic
                         Protection Corp., 1992 Series B, MBIA Insured



$           135,000      5.500%, 08/01/06                                       Aaa/AAA            $     139,050
            500,000      6.000%, 08/01/17                                       Aaa/AAA                  513,125
                      State of Rhode Island Depositors Economic
                         Protection Corp., MBIA Insured
            300,000      5.800%, 08/01/09                                       Aaa/AAA                  316,125
          1,000,000      5.000%, 07/01/18                                       Aaa/AAA                  911,250
          1,045,000      5.250%, 02/01/11 (Escrowed to Maturity)                Aaa/AAA                1,050,225
                      Rhode Island State and Local Facilities,
                         MBIA Insured
          1,500,000      5.400%, 08/01/08                                       Aaa/AAA                1,539,375
                      State of Rhode Island Certificates of Participation,
                         Howard Center Improvements, MBIA Insured
            400,000      5.250%, 10/01/10                                       Aaa/AAA                  399,000
            200,000      5.375%, 10/01/16                                       Aaa/AAA                  196,250
                                                                                                       5,277,973
                         Total Revenue Bonds                                                          35,140,310

                         Total Investments (cost $67,509,001*)       99.5%                            66,627,182
                         Other assets in excess of liabilities        0.5                                304,966
                         Net Assets                                 100.0%                         $  66,932,148


                      (*)Cost for Federal tax purposes is identical.

                                       PORTFOLIO ABBREVIATIONS:
                            AMBAC  - American Municipal Bond Assurance Corp.
                            FGIC   - Financial Guaranty Insurance Co.
                            FSA    - Financial Security Assurance
                            MBIA   - Municipal Bond Investors Assurance Corp.

                See accompanying notes to financial statements.

                   NARRAGANSETT INSURED TAX-FREE INCOME FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 2000

ASSETS
    Investments at value (cost $67,509,001)                                                            $  66,627,182
    Interest receivable                                                                                    1,000,689
    Receivable for Fund shares sold                                                                          181,511
    Due from Manager for reimbursement of expenses (note 3)                                                   15,277
          Total assets                                                                                    67,824,659

LIABILITIES
    Cash overdraft                                                                                           706,400
    Dividends payable                                                                                         63,071
    Payable for Fund shares redeemed                                                                          55,967
    Distribution fees payable                                                                                 33,860
    Accrued expenses                                                                                          27,757
    Management fee payable                                                                                     5,456
          Total liabilities                                                                                  892,511

NET ASSETS                                                                                             $  66,932,148

    Net Assets consist of:
    Capital Stock - Authorized 80,000,000 shares, par value $.01 per share                             $      67,564
    Additional paid-in capital                                                                            68,878,590
    Net unrealized depreciation on investments                                                              (881,819)
    Accumulated net realized loss on investments                                                          (1,069,116)
    Distributions in excess of net investment income                                                         (63,071)
                                                                                                       $  66,932,148

CLASS A
    Net Assets                                                                                         $  59,899,338
    Capital shares outstanding                                                                             6,046,494
    Net asset value and redemption price per share                                                     $        9.91
    Offering price per share (100/96 of $9.91 adjusted to nearest cent)                                $       10.32

CLASS C
    Net Assets                                                                                         $   4,680,551
    Capital shares outstanding                                                                               472,527
    Net asset value and offering price per share                                                       $        9.91
    Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is
          lower, if redeemed during the first 12 months after purchase)                                $        9.91*

CLASS I
    Net Assets                                                                                         $      75,172
    Capital shares outstanding                                                                                 7,590
    Net asset value, offering and redemption price per share                                           $        9.90


CLASS Y
    Net Assets                                                                                         $   2,277,087
    Capital shares outstanding                                                                               229,824
    Net asset value, offering and redemption price per share                                           $        9.91


                   NARRAGANSETT INSURED TAX-FREE INCOME FUND
                            STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 2000

INVESTMENT INCOME:
        Interest income                                                                                    $  3,736,041

Expenses:
        Management fee (note 3)                                                        $    352,128
        Distribution and service fees (note 3)                                              139,378
        Trustees' fees and expenses (note 8)                                                 45,572
        Custodian fees                                                                       40,897
        Legal fees                                                                           35,403
        Shareholders' reports and proxy statements                                           28,632
        Transfer and shareholder servicing agent fees                                        26,437
        Audit and accounting fees                                                            19,500
        Registration fees and dues                                                           10,986
        Insurance                                                                             2,801
        Miscellaneous                                                                        21,158
                                                                                            722,892

        Management fee waived (note 3)                                                     (281,702)
        Reimbursement of expenses by Manager (note 3)                                      (117,545)
        Expenses paid indirectly (note 7)                                                   (23,310)
              Net expenses                                                                                      300,335
              Net investment income                                                                           3,435,706

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
        Net realized loss from securities transactions                                   (1,065,120)
        Change in unrealized depreciation on investments                                   (786,488)

        Net realized and unrealized loss on investments                                                      (1,851,608)
        Net increase in net assets resulting from operations                                               $  1,584,098


                See accompanying notes to financial statements.

NARRAGANSETT INSURED TAX-FREE INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              YEAR ENDED JUNE 30,
                                                                                           2000                1999
OPERATIONS:
    Net investment income                                                             $   3,435,706       $   2,966,068
    Net realized gain (loss) from securities transactions                                (1,065,120)             17,917
    Change in unrealized depreciation on investments                                       (786,488)         (2,366,788)
          Change in net assets from operations                                            1,584,098             617,197

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 6):
    Class A Shares:
    Net investment income                                                                (3,165,927)         (2,805,557)
    Net realized gain on investments                                                              -                   -

    Class C Shares:
    Net investment income                                                                  (189,525)           (129,420)
    Net realized gain on investments                                                              -                   -

    Class I Shares:
    Net investment income                                                                    (3,758)             (2,402)
    Net realized gain on investments                                                              -                  -

    Class Y Shares:
    Net investment income                                                                  (159,634)            (77,910)
    Net realized gain on investments                                                              -                   -
          Change in net assets from distributions                                        (3,518,844)         (3,015,289)

CAPITAL SHARE TRANSACTIONS (NOTE 9):
    Proceeds from shares sold                                                             9,872,797          27,352,127
    Reinvested dividends and distributions                                                2,257,271           1,940,859
    Cost of shares redeemed                                                             (18,413,279)         (6,545,680)
          Change in net assets from capital share transactions                           (6,283,211)         22,747,306

          Change in net assets                                                           (8,217,957)         20,349,214

NET ASSETS:
    Beginning of period                                                                  75,150,105          54,800,891

    End of period                                                                     $  66,932,148       $  75,150,105


                See accompanying notes to financial statements.

                   NARRAGANSETT INSURED TAX-FREE INCOME FUND
                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

     Narragansett Insured Tax-Free Income Fund (the "Fund"), a non-diversified, open-end investment company, was organized on January 22, 1992 as a Massachusetts business trust and commenced operations on September 10, 1992. The Fund is authorized to issue 80,000,000 shares and, since its inception to May 1, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On October 31, 1997, the Fund established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. Class I Shares are sold at net asset value without any sales charge, redemption fees, or contingent deferred sales charge. Class I Shares may carry a distribution fee and a service fee. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges and differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a) PORTFOLIO VALUATION: Municipal securities which have remaining maturities of more than 60 days are valued at fair value each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services; in the case of securities for which market quotations are readily available, securities are valued at the mean of bid and asked quotations and in the case of other securities, at fair value determined under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeded 60 days.


b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded on the accrual basis and is adjusted for amortization of premium and accretion of original issue discount. Market discount is recognized upon disposition of the security.

c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3.  FEES AND RELATED PARTY TRANSACTIONS

A)  MANAGEMENT ARRANGEMENTS:

     Aquila Management Corporation (the "Manager"), the Fund's founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager's services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% on the Fund's net assets.

     Citizens Bank of Rhode Island (the "Sub-Adviser") serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund's portfolio. For its se rvices, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.23 of 1% on the Fund's net assets.


     For the year ended June 30, 2000, the Fund incurred fees for advisory and administrative services of $352,128 of which $281,702 was voluntarily waived. Additionally, the Manager voluntarily agreed to reimburse the Fund for other expenses during this period in the amount of $117,545. Of this amount, $102,268 was paid prior to June 30, 2000 and the balance of $15,277 was paid in early July 2000.

     Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund's Prospectus and Statement of Additional Information.

B)  DISTRIBUTION AND SERVICE FEES:

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc., ("the Distributor"), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.15% of the Fund's average net assets represented by Class A Shares. For the year ended June 30, 2000, service fees on Class A Shares amounted to $94,145, of which the Distributor received $2,032.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's net assets represented by Class C Shares and for the year ended June 30, 2000, amounted to $33,911. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's net assets represented by Class C Shares and for the year ended June 30, 2000, amounted to $11,303. The total of these payments with respect to Class C Shares amounted to $45,214, of which the Distributor received $25,718.


     Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I Permitted Payments may not exceed, for any fiscal year of the Fund, a rate set from time to time by the Board of Trustees (currently 0.10 of 1%) but not more than 0.25 of 1% of the average annual net assets represented by the Class I Shares. In addition, the Fund has a Shareholder Services Plan under which it may pay services fees. These fees may not exceed an amount equal to the difference between (i) 0.25 of 1% of the average annual net assets of the Fund represented by Class I Shares and (ii) the amount paid under the Fund's Distribution Plan with respect to the assets represented by the Class I Shares. That is, the total payments under both plans will not exceed 0.25 of 1% of such net assets. For the year ended June 30, 2000, these payments were made at the average annual rate of 0.05% of such net assets and amounted to $19.

     Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within Rhode Island, with the bulk of sales commissions inuring to such dealers. For the year ended June 30, 2000, total commissions on sales of Class A Shares amounted to $264,578, of which the Distributor received $26,311.

4. PURCHASES AND SALES OF SECURITIES

     During the year ended June 30, 2000,  purchases of securities  and proceeds
from  the  sales  of   securities   aggregated   $6,078,378   and   $11,341,390,
respectively.

     At June 30, 2000, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $658,505 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $1,540,324, for a net unrealized depreciation of $881,819.

5. PORTFOLIO ORIENTATION

     Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Rhode Island, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Rhode Island and whatever effects these may have upon Rhode Island issuers' ability to meet their obligations. However, to mitigate against such risks, the Fund has chosen to have at least 65% and possibly the entire number of issues in the portfolio insured as to timely payment of principal and interest when due by nationally prominent municipal bond insurance companies. At June 30, 2000, all of the securities in the Fund were insured. While such insurance protects against credit risks with portfolio securities, it does not insure against market risk of fluctuations in the Fund's share price and income return.


     The Fund is also permitted to invest in U.S. territorial municipal obligations meeting comparable quality standards and providing income which is exempt from both regular Federal and Rhode Island income taxes. The general policy of the Fund is to invest in such securities only when comparable securities of Rhode Island issuers are not available in the market. At June 30, 2000, the Fund had 2.0% of its net assets invested in five Puerto Rico municipal issues, all of which are rated AAA and insured or collateralized by U.S. Treasury securities.

6. DISTRIBUTIONS

     The Fund declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option. Net realized capital gains, if any, are distributed annually and are taxable.

     The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Rhode Island income taxes. However, due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or ne t realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. For certain shareholders, some dividend income may, under some circumstances, be subject to the alternative minimum tax.

7. EXPENSES

     The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Fund to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit.

8. TRUSTEES' FEES AND EXPENSES

     During the fiscal year there were six Trustees, one of whom is affiliated with the Manager and is not paid any trustee fees. Trustees' fees paid during the year were at the annual rate of $4,400 for carrying out their responsibilities and attendance at regularly scheduled Board Meetings. If additional or special meetings are scheduled for the Fund, separate meeting fees are paid for each such meeting to those Trustees in attendance. The Fund also reimburses Trustees for expenses such as travel, accommodations, and meals incurred in connection with attendance at regularly scheduled or special Board Meetings and at the Annual Meeting of Shareholders. For the fiscal year ended June 30, 2000, such reimbursements averaged approximately $3,400 per Trustee.


9. CAPITAL SHARE TRANSACTIONS

     Transactions in Capital Shares of the Fund were as follows:

                                                            YEAR ENDED                                 YEAR ENDED
                                                          JUNE 30, 2000                              JUNE 30, 1999
                                                     SHARES            AMOUNT                   SHARES           AMOUNT
CLASS A SHARES:
    Proceeds from shares sold                         795,001      $   7,869,851               2,012,032      $ 21,120,498
    Reinvested distributions                          200,509          1,974,841                 168,469         1,766,917
    Cost of shares redeemed                        (1,507,502)       (14,838,922)               (588,072)       (6,175,657)
          Net change                                 (511,992)        (4,994,230)              1,592,429        16,711,758

CLASS C SHARES:
    Proceeds from shares sold                         161,719          1,585,370                 172,113         1,808,558
    Reinvested distributions                           16,259            160,033                  10,573           110,784
    Cost of shares redeemed                          (120,278)        (1,178,838)                (33,179)         (348,670)
          Net change                                   57,700            566,565                 149,507         1,570,672

CLASS I SHARES*:
    Proceeds from shares sold                               -                  -                   7,590            80,000
    Reinvested distributions                                -                  -                       -                 -
    Cost of shares redeemed                                 -                  -                       -                 -
          Net change                                        -                  -                   7,590            80,000

CLASS Y SHARES:
    Proceeds from shares sold                          42,471            417,576                 412,735         4,343,071
    Reinvested distributions                           12,385            122,397                   6,063            63,158
    Cost of shares redeemed                          (243,396)        (2,395,519)                 (2,035)          (21,353)
          Net change                                 (188,540)        (1,855,546)                416,763         4,384,876
Total transactions in Fund
    shares                                           (642,832)     $  (6,283,211)              2,166,289      $ 22,747,306


* For the period November 4, 1998 to June 30, 1999.

                   NARRAGANSETT INSURED TAX-FREE INCOME FUND
                              FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                          CLASS A                                 CLASS I
                                                                                                             YEAR        PERIOD
                                                                     YEAR ENDED JUNE 30,                     ENDED        ENDED
                                                        2000      1999      1998      1997      1996        6/30/00     6/30/99(1)
Net Asset Value, Beginning of Period                   $10.16    $10.47    $10.18     $9.93     $9.80        $10.15       $10.54

Income from Investment Operations:
    Net investment income                                0.49      0.49      0.50      0.51      0.52          0.48         0.31
    Net gain (loss) on securities
      (both realized and unrealized)                   (0.24)    (0.30)      0.30      0.26      0.13        (0.23)       (0.38)

    Total from Investment Operations                     0.25      0.19      0.80      0.77      0.65          0.25       (0.07)

Less Distributions (note 6):
    Dividends from net investment income               (0.50)    (0.50)    (0.51)    (0.52)    (0.52)        (0.50)       (0.32)
    Distributions from capital gains                      -         -         -         -         -             -            -

    Total Distributions                                (0.50)    (0.50)    (0.51)    (0.52)    (0.52)        (0.50)       (0.32)

Net Asset Value, End of Period                          $9.91    $10.16    $10.47    $10.18     $9.93         $9.90       $10.15

Total Return (not reflecting sales charge)(%)            2.58      1.74      8.02      7.95      6.72          2.56      (0.75)+

Ratios/Supplemental Data
    Net Assets, End of Period ($ thousands)            59,899    66,611    52,006    42,540    37,988            75           77
    Ratio of Expenses to Average Net Assets (%)          0.41      0.39      0.28      0.23      0.15          0.43        0.49*
    Ratio of Net Investment Income to Average
      Net Assets (%)                                     4.89      4.61      4.83      5.02      5.18          4.87        4.54*
    Portfolio Turnover Rate (%)                          8.66      1.36      0.02      5.29         0          8.66         1.36

The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee and the voluntary expense reimbursement were:

    Ratio of Expenses to Average Net Assets (%)          0.95      0.91      1.12      1.23      1.16          0.97        0.87*
    Ratio of Net Investment Income to Average
      Net Assets (%)                                     4.36      4.09      3.99      4.05      4.17          4.34        4.16*

The expense ratios after giving effect to the waiver, reimbursement and expense offset for uninvested cash balances were:

    Ratio of Expenses to Average Net Assets (%)          0.38      0.35      0.27      0.21      0.14          0.40        0.46*

(1) For the period November 4, 1998 (commencement of operations) through June 30, 1999.
+    Not annualized.
*    Annualized.

                   NARRAGANSETT INSURED TAX-FREE INCOME FUND
                        FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                          CLASS C                                        CLASS Y
                                                                            PERIOD                                         PERIOD
                                                YEAR ENDED JUNE 30,          ENDED                  YEAR ENDED JUNE 30,     ENDED
                                           2000    1999    1998    1997    6/30/96(1)      2000    1999    1998    1997   6/30/96(1)
Net Asset Value, Beginning of Period      $10.16  $10.47  $10.18   $9.93     $9.94        $10.16  $10.47  $10.19   $9.93    $9.94

Income from Investment Operations:
    Net investment income                   0.40    0.38    0.40    0.41      0.07          0.50    0.49    0.59    0.56     0.09
    Net gain (loss) on securities (both
      realized and unrealized)            (0.24)  (0.29)    0.30    0.26    (0.01)        (0.24)  (0.30)    0.29    0.26   (0.01)

    Total from Investment Operations        0.16    0.09    0.70    0.67      0.06          0.26    0.19    0.88    0.82     0.08

Less Distributions (note 6):
    Dividends from net investment income  (0.41)  (0.40)  (0.41)  (0.42)    (0.07)        (0.51)  (0.50)  (0.60)  (0.56)   (0.09)
    Distributions from capital gains           -       -       -       -         -             -       -       -       -        -

    Total Distributions                   (0.41)  (0.40)  (0.41)  (0.42)    (0.07)        (0.51)  (0.50)  (0.60)  (0.56)   (0.09)

Net Asset Value, End of Period             $9.91  $10.16  $10.47  $10.18     $9.93         $9.91  $10.16  $10.47  $10.19    $9.93

Total Return (not reflecting sales
    charge) (%)                             1.71    0.76    6.94    6.89     0.60+          2.73    1.79    8.80    8.48    0.80+

Ratios/Supplemental Data
    Net Assets, End of Period
      ($ thousands)                        4,681   4,213   2,778     485       0.1         2,277   4,250      17     0.1      0.1
    Ratio of Expenses to Average Net
      Assets (%)                            1.26    1.35    1.29    1.08     0.20+          0.26    0.33    0.28    0.08    0.14+
    Ratio of Net Investment Income to
      Average Net Assets (%)               4.04     3.65    3.77    4.20     0.70+          5.07    4.65    4.66    5.20    0.89+
    Portfolio Turnover Rate (%)            8.66     1.36    0.02    5.29         0          8.66    1.36    0.02    5.29        0

The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee and the voluntary expense reimbursement were:

    Ratio of Expenses to Average Net
      Assets (%)                            1.80    1.75    1.93    2.08     0.32+          0.79    0.70    0.83    1.08    0.15+
    Ratio of Net Investment Income to
      Average Net Assets (%)                3.50    3.25    3.11    3.20     0.58+          4.54    4.29    4.11    4.20    0.88+

The expense ratios after giving effect to the waiver, reimbursement and expense offset for uninvested cash balances were:

    Ratio of Expenses to Average Net
      Assets (%)                            1.23    1.32    1.28    1.06     0.20+          0.23    0.30    0.27    0.06    0.14+


(1) For the period May 1, 1996 (commencement of operations) through June 30,
1996.
 +  Not annualized.

See accompanying notes to financial statements.

FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

     This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO CURRENT ACTION ON THE PART OF SHAREHOLDERS IS REQUIRED.

     For the fiscal year ended June 30, 2000, $3,435,606 of dividends paid by Narragansett Insured Tax-Free Income Fund, constituting 97.74% of total dividends paid during fiscal 2000, were exempt-interest dividends; $3,996 of dividends paid, constituting 0.11% of total dividends paid during fiscal 2000, were capital gain dividends; and the balance was ordinary dividend income.

     Prior to January 31, 2000, shareholders were mailed IRS Form 1099-DIV which contained information on the status of distributions paid for the 1999 CALENDAR YEAR.